UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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KREISLER MANUFACTURING CORPORATION

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KREISLER MANUFACTURING CORPORATION

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on December 9, 2008

TO OUR STOCKHOLDERS:

WHAT:	Our 2008 Annual Meeting of Stockholders

WHEN:	Tuesday, December 9, 2008

WHERE:	Kreisler Manufacturing Corporation
180 Van Riper Avenue Elmwood Park, New Jersey 07407

WHY:	At this meeting, you will be asked to:

1.	Elect five (5) directors for one year and until their successors have been duly elected and qualified;

2.	Ratify the selection of Rothstein, Kass & Company, P.C. as our independent registered public accounting firm for the fiscal year ending June 30, 2009; and

3.	Transact such other business as may properly come before the annual meeting or any postponement, adjournment or rescheduling thereof.

The proxy statement fully describes these items. We have not received notice of other matters that may properly be presented at the annual meeting or any postponement, adjournment or rescheduling thereof.

A complete list of stockholders entitled to vote at the meeting will be open for examination by our stockholders, during regular business hours, for a period of ten (10) days prior to the meeting, at 180 Van Riper Avenue, Elmwood Park, New Jersey 07404. Only stockholders of record at the close of business on October 23, 2008 will receive notice of, and be eligible to vote at, the Annual Meeting or any adjournment, postponement or rescheduling thereof.

Your vote is important. Please read the proxy statement and the voting instructions on the enclosed proxy card. Then whether or not you plan to attend the annual meeting in person, and no matter how many shares you own, you are urged to sign, date and promptly return the enclosed proxy card. A self-addressed envelope is enclosed for your convenience and no postage is required if mailed in the United States. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

By order of the Board of Directors,

/s/ Edward A. Stern
Edward A. Stern Co-President, Chief Financial Officer, Secretary and Treasurer

Elmwood Park, New Jersey

October 28, 2008

KREISLER MANUFACTURING CORPORATION

180 VAN RIPER AVENUE

ELMWOOD PARK, NEW JERSEY 07407

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

To Be Held on December 9, 2008

INFORMATION CONCERNING SOLICITATION AND VOTING

WHY DID YOU SEND ME THIS PROXY STATEMENT?

The Board of Directors of Kreisler Manufacturing Corporation, a Delaware corporation, seeks your proxy for use at our 2008 Annual Meeting of Stockholders (or any adjournment, postponement or rescheduling thereof, the “Annual Meeting”) be held on Tuesday, December 9, 2008, at 10:00 a.m. (Eastern Standard Time). Our Annual Meeting will be held at our offices, located at 180 Van Riper Avenue, Elmwood Park, New Jersey 07407. Unless otherwise indicated, or the context requires otherwise, references in this proxy statement to “Kreisler,” “we,” “us,” and “our” or similar terms are to Kreisler Manufacturing Corporation and its subsidiaries. The approximate date on which this proxy statement and the accompanying form of proxy are first being sent or given to stockholders is October 28, 2008.

WHAT AM I VOTING UPON?

At the Annual Meeting, stockholders will be asked to take action:

(i)	to elect five (5) directors, as described in this proxy statement;

(ii)	to ratify the selection of Rothstein, Kass & Company, P.C. as our independent registered public accounting firm for the fiscal year ending June 30, 2009; and

(iii)	to transact such other business as may properly come before the Annual Meeting.

WHO CAN VOTE?

Only holders of record of our common stock at the close of business on October 23, 2008, the record date, will receive notice of, and be entitled to vote at, our Annual Meeting. At the close of business on the record date, 1,867,948 shares of common stock, par value $.125 per share, were outstanding and entitled to vote. Our common stock is our only class of voting securities.

Stockholder of Record: Shares Registered in Your Name

If, on October 23, 2008, your shares were registered directly in your name with our transfer agent, American Stock Transfer & Trust Company LLC, then you are a stockholder of record. As a stockholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to sign, date and return the enclosed proxy card to ensure your vote is counted.

By casting your vote in any of the three ways listed above, you are authorizing the individuals listed on the proxy card to vote your shares in accordance with your instructions.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Agent

If, on October 23, 2008, your shares were held, not in your name, but rather in an account at a bank, brokerage firm, or other agent or nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your bank, broker or other agent or nominee on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a power of attorney or other proxy authority from your bank, broker or other agent or nominee, and bring it to our Annual Meeting.

WHAT CONSTITUTES A QUORUM?

A quorum of stockholders is necessary to hold a valid meeting. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of common stock entitled to vote at the annual meeting will constitute a quorum for the transaction of business at the Annual Meeting. On the record date, there were 1,867,948 shares outstanding and entitled to vote. Thus, at least 933,975 shares must be represented by stockholders present at the meeting or by proxy to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement.

WHAT ARE THE VOTING RIGHTS OF THE HOLDERS OF OUR COMMON STOCK?

In deciding all matters, a holder of common stock on the record date will be entitled to cast one vote for each share of common stock registered in that holder’s name, on each matter to be voted upon at the Annual Meeting.

HOW ARE VOTES COUNTED AND HOW ARE BROKER NON-VOTES TREATED?

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count “For” votes, “Against” votes, abstentions, withheld votes and broker non-votes. Votes withheld and abstentions are deemed as “present” at the Annual Meeting and are counted for quorum purposes.

A “broker non-vote” is when a broker votes in its discretion on one or more “routine” matters, but does not receive instructions from a beneficial owner of shares as to how to vote those shares on “non-routine” matters. Broker non-votes will be counted for purposes of a quorum. In uncontested elections of directors, brokers generally have discretion to vote your shares if they are not instructed otherwise. Accordingly, if you hold your shares through a broker, bank or other nominee, and do not provide voting instructions by the tenth day before the Annual Meeting, the broker, bank or other nominee will have the discretion to vote your shares on the proposals for the election of directors and the ratification of our selection of Rothstein, Kass & Company, P.C. as our independent registered public accounting firm for the fiscal year ending June 30, 2009.

If your shares are held by your broker as your nominee (that is, in “street name”), you will need to obtain a proxy card from the institution that holds your shares and follow the instructions included on that form regarding how to vote your shares. If your broker does not receive instructions as to how to vote those shares on a proposal and does not have discretionary authority to vote on such proposal under the rules of the Nasdaq Stock Market, then the shares held by such owner will be deemed present at the meeting for quorum purposes but will not be deemed to have voted on such proposal; accordingly, these shares will have no effect on the outcome of any given proposal on which they are deemed not voted.

WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?

Proposal No. 1, the election of five directors, requires a plurality of the votes cast to elect a director. The five nominees receiving the most “For” votes (among votes properly cast in person or by proxy) will be elected. Only votes “For” will affect the outcome. Withheld votes or broker non-votes, will not affect the outcome of the vote on Proposal No. 1.

Proposal No. 2, the ratification of our independent registered public accounting firm, which will ratify Rothstein, Kass & Company, P.C. as our independent registered public accounting firm for the year ending June 30, 2009, must receive a “For” vote by the majority of shares present or represented by proxy and entitled to vote. Abstentions will have the same effect as votes against the proposal. Broker non-votes will have no effect on the outcome of the vote.

WHO CONDUCTS THE PROXY SOLICITATION AND HOW MUCH DOES IT COST?

We are soliciting the proxies and will bear the entire costs of this solicitation, including the preparation, assembly, printing and mailing of this proxy statement and any additional materials furnished to our stockholders. Copies of solicitation material will be furnished to banks, brokerage houses and other agents holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to these beneficial owners. In addition, if asked, we will reimburse these persons for their reasonable expenses in forwarding the solicitation material to the beneficial owners. We have requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the shares they hold of record. The original solicitation of proxies by mail may be supplemented by telephone, fax, Internet and personal solicitation by our directors, officers or other employees or contractors. Directors, officers and employees or contractors will not be paid any additional compensation for soliciting proxies.

HOW DO I VOTE IF I ATTEND THE ANNUAL MEETING?

If you are a stockholder of record, you can attend the Annual Meeting and vote in person the shares you hold directly in your name on any matters properly brought before the Annual Meeting. If you choose to do that, please bring the enclosed proxy card or proof of identification. If you want to vote in person at our Annual Meeting and you hold our common stock through a bank, broker or other agent or nominee, you must obtain a power of attorney or other proxy authority from that organization and bring it to our Annual Meeting. Follow the instructions from your bank, broker or other agent or nominee included with these proxy materials, or contact your bank, broker or other agent or nominee to request a power of attorney or other proxy authority. If you vote in person at the Annual Meeting, you will revoke any prior proxy you may have submitted.

HOW DO I VOTE IF I DO NOT ATTEND THE ANNUAL MEETING?

Stockholders of record who do not attend the Annual Meeting may vote by mail: Please sign, date and return the enclosed proxy card in the enclosed postage-paid return envelope.

By casting your vote in any of these ways, you are authorizing the individuals listed on the proxy card to vote your shares in accordance with your instructions. While we are not presently aware of any matters (other than procedural matters), which will be brought before the Annual Meeting and which are not reflected in the attached notice of the Annual Meeting, if any other matter is properly presented at the meeting, the individuals named on your proxy card will vote your shares using their best judgment.

If you are a beneficial owner of shares registered in the name of your bank, broker or other agent or nominee, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from us. Simply complete and mail the proxy card to ensure that your vote is counted. If you did not receive a proxy card, please follow the instructions from your bank, broker or other agent or nominee included with these proxy materials, or contact your bank, broker or other agent or nominee to request a proxy card.

WHAT IF I DO NOT SPECIFY HOW MY SHARES ARE TO BE VOTED ON THE PROXY CARD?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted:

(1) FOR the election of the five (5) nominees for election as directors proposed by the Board of Directors; and

(2) FOR the ratification of the selection of Rothstein, Kass & Company, P.C. as our independent registered public accounting firm for the fiscal year ending June 30, 2009.

While we are not presently aware of any matters (other than procedural matters), which will be brought before the Annual Meeting and which are not reflected in the attached notice of the Annual Meeting, if any other matter is properly presented at the meeting, the individuals named on your proxy card will vote your shares using their best judgment.

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?

If you receive more than one proxy card from us or your bank, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

HAS THE BOARD OF DIRECTORS MADE A RECOMMENDATION REGARDING THE MATTERS TO BE ACTED UPON AT THE ANNUAL MEETING?

Our Board of Directors recommends that you cast your vote as follows:

(1) FOR the election of the five (5) nominees for election as directors proposed by the Board of Directors; and

(2) FOR the ratification of the selection of Rothstein, Kass & Company, P.C. as our independent registered public accounting firm for the fiscal year ending June 30, 2009.

CAN I CHANGE MY VOTE?

Yes. You may revoke your proxy by doing any of the following:

(1) You may send a written notice that you are revoking your proxy to our Corporate Secretary at the address indicated below prior to the Annual Meeting.

(2) You may submit another properly completed proxy card with a later date, so long as it is received prior to the Annual Meeting.

(3) You may attend the Annual Meeting and vote in person. Simply attending the meeting will not, by itself, revoke your proxy.

Any written notice of revocation, or later dated proxy, should be delivered to:

Kreisler Manufacturing Corporation

180 Van Riper Avenue

Elmwood Park, NJ 07407

Attention: Corporate Secretary

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

HOW CAN I FIND OUT THE RESULTS OF THE VOTING AT THE ANNUAL MEETING?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in our quarterly report on Form 10-Q for our second fiscal quarter ending December 31, 2008.

PROPOSAL 1

ELECTION OF DIRECTORS

General

Our Bylaws provide that the Board of Directors shall consist of not less than three and not more than five directors as determined by resolution adopted by a majority of our Board of Directors. The size of our Board of Directors is currently set at five (5) directors and there are five (5) nominees for election as directors at our Annual Meeting. Each nominee will be elected for a term of one year and until his successor is elected and qualified or until the director’s earlier resignation or removal. Our Board’s nominees are Wallace N. Kelly, Ronald L. Nussle, John W. Poling, Michael D. Stern, and Richard T. Swope, all of whom are currently serving as directors. Our Nominating and Corporate Governance Committee considered the qualifications of each of the nominees for election at the Annual Meeting and unanimously recommended that each nominee be submitted for re-election to the Board.

Directors are elected by a plurality of the votes properly cast in person or by proxy. If a quorum is present and voting, the five (5) nominees receiving the highest number of affirmative votes will be elected. Our Certificate of Incorporation does not permit stockholders to cumulate their votes for the election of directors. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the five (5) nominees named below. Abstentions and broker non-votes will have no effect on the votes.

If any nominee becomes unavailable for election as a result of an unexpected occurrence, your shares will be voted for the election of a substitute nominee determined by our Board. Each of the nominees has consented to being named in this proxy statement and has agreed to serve if elected. We have no reason to believe that any of the nominees will be unable to serve.

The following table sets forth the name and age of each our nominees, his position with us and the year in which such nominee was first elected to the Board.

Name	Position Held in the Company	Director of the Company Since	Age as of October 23, 2008
Wallace N. Kelly	Chairman of the Board and Consultant to Kreisler	2004	69

Ronald L. Nussle, Jr.(1)	Director	2004	45

John W. Poling(1)(2)	Director	2003	63

Michael D. Stern	Co-President, Chief Executive Officer and Director of Kreisler and Kreisler Industrial Corporation. Mr. Stern is also President of the Management Board of Directors of Kreisler Polska Sp. z o.o., Kreisler’s Polish subsidiary.	2004	42

Richard T. Swope(1)	Director	2007	66

(1)	An independent director and a member of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee
(2)	Audit Committee Financial Expert

Biographical Information for Nominees and Continuing Directors

The business experience of our directors and nominees for director is set forth below.

Wallace N. Kelly joined Kreisler in February 2000. Mr. Kelly has served as Chairman of the Board of Kreisler since June 2004 and as a Consultant to Kreisler since July 1, 2005. Mr. Kelly was Executive Vice President and Chief Operations Officer of Kreisler from February 2000 until October 2003. Mr. Kelly was a technical advisor to Kreisler from November 2003 through June 2005. Mr. Kelly was an engineering consultant in the aerospace industry, including Kreisler Industrial Corporation, between 1993 and 2000. From 1988 to 1993, Mr. Kelly was an Executive Vice President for Chromalloy Gas Turbine Corporation, a corporation specializing in the manufacturing and repair of gas turbine components. From 1961 to 1988, Mr. Kelly held various design and development engineering positions with the Pratt and Whitney Division of United Technologies Corporation and GE Aircraft Engines, both aircraft research, development, and manufacturing corporations. Mr. Kelly graduated with a Bachelor of Science in Mechanical Engineering degree from Michigan Technological University.

Ronald L. Nussle, Jr. joined Kreisler’s Board of Directors in October 2004. Mr. Nussle has been the Chief Operating Officer of iPurity, Inc., a Silicon-Valley based company which installs high-purity process equipment for Semiconductor and Bio/Pharmaceutical industries, since January 2007. Mr. Nussle has also been the President of ICR Enterprises, LLC, a Supply-Chain consulting and software firm located in California, since August 2004. Mr. Nussle was Managing Director of Global Materials and Supply Chain at Lam Research Corporation, a supplier of wafer fabrication equipment and services for the semiconductor industry, from 2001 to 2004. Prior to joining Lam Research Corporation, Mr. Nussle was Senior Director of Strategic Supply Management for Cessna Aircraft Company, an aircraft manufacturer, for three years. Mr. Nussle spent 12 years at Honeywell Aerospace, an aerospace product designer and manufacturer, in engineering, operations and program management positions. Mr. Nussle graduated with a Bachelor of Science in mechanical engineering from Arizona State University. Mr. Nussle also serves on the Industry Advisory Board for the MBA in Supply Chain Management program at Arizona State University and is a regular magazine contributor on operations, outsourcing and supply chain best-practices for Purchasing Magazine. Mr. Nussle is the author of Integrated Cost Reduction (Reed Press 2004).

John W. Poling joined Kreisler’s Board of Directors in August 2003. Mr. Poling has been a senior financial executive in manufacturing, industrial services and environmental construction, consulting and engineering for over 30 years. He currently provides independent financial consulting and advisory services to both public and private companies. From November 2004 to July 2006, Mr. Poling was Executive Vice President and Chief Financial Officer and from July 2006 to March 2007, Mr. Poling was Executive Vice President for Corporate Development of The TUBE Media Corp., an entertainment company composed of a music television channel and a music recording business. Mr. Poling also served on its Board of Directors from April 2004 to December 2007. From December 2002 to November 2004, he was a partner with Tatum Partners, LLP, a provider of financial and information technology services to both public and private companies. Prior to joining Tatum Partners, LLP, Mr. Poling served as Chief Financial Officer of U.S. Plastic Lumber Corp., a manufacturer and distributor of recycled plastic lumber products, from March 1999 to November 2002. In July of 2004, U.S. Plastic Lumber Corp. filed for protection under the federal bankruptcy laws. Mr. Poling served as Vice President of Finance for Eastern Environmental Services, Inc., a collection and disposal company for municipal and industrial waste, from 1996 to 1999. Mr. Poling also serves on the Board of Directors for System One Technologies, Inc., a manufacturer and distributor of self-contained recycling parts washers, and American Ecology Inc., a hazardous and nuclear waste treatment and disposal company. Mr. Poling received a Bachelor of Science degree in accounting from Rutgers University.

Michael D. Stern joined the sales department of Kreisler Industrial Corporation in 1990 and has served as Co-President and Chief Executive Officer of Kreisler since June 2004 and of Kreisler Industrial Corporation since September 2004. Mr. Stern became President of the Management Board of Directors of Kreisler Polska Sp. z o.o. in March 2005. Mr. Stern joined Kreisler’s Board of Directors in October 2004. Mr. Stern was Vice President – Operations of Kreisler Industrial Corporation from 1993 to 2004. Mr. Stern graduated with a Bachelor of Arts in economics from Emory University. Mr. Stern is the brother of Edward A. Stern, Kreisler’s Co-President, Chief Financial Officer, Secretary and Treasurer.

Richard T. Swope joined Kreisler’s Board of Directors in February 2007. General Swope was a U.S. Air Force Officer for 34 years and retired as a Lieutenant General in 1998. General Swope’s last active duty assignment was as Inspector General of the Air Force. General Swope is President of High-Q Services, LLC, a defense consulting firm. General Swope is also Vice President, Air Force Programs at Cypress International Inc., a defense consulting firm. Prior to joining Cypress International in June 2004, General Swope was Vice President, Air Force Programs, at Lockheed Martin Corporation, a lead systems integrator and information technology company, from January 1999 to May 2004. Through May 2008, General Swope was also a member of the Board of Directors of American Ecology Corporation, which provides radioactive, PCB, hazardous, and non-hazardous waste services to commercial and government customers throughout the United States.

RECOMMENDATION

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ELECTION OF THE BOARD’S FIVE NOMINEES FOR DIRECTOR IDENTIFIED ABOVE IN PROPOSAL NO. 1.

CORPORATE GOVERNANCE

Board Independence

Our Board is composed of five (5) directors. As required under the Nasdaq Stock Market, or Nasdaq, listing standards, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by such company. Our Board consults with our counsel to ensure that the Board’s determinations are consistent with all relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of the Nasdaq, as in effect from time to time.

The Board has adopted the Nasdaq listing standards’ definition of “independence” to assist the Board in its determination of whether a director shall be deemed to be independent of Kreisler. Accordingly, after review of any relevant transactions or relationships involving any director, or any of his or her family members, our senior management, independent registered public accounting firm, or any of our significant customers, partners or vendors the Board affirmatively has determined that, other than Wallace N. Kelley, our Chairman of the Board, and Michael D. Stern, who is our Co-President and Chief Executive Officer, each of the members of the Board is an independent director for purposes of the Nasdaq listing standards. In making this determination, the Board found that none of these directors or nominees for director has a direct or indirect material or other disqualifying relationship with us, which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

Attendance at Annual Meetings of Stockholders

The Board of Directors has adopted a policy encouraging, but not requiring, a majority of the Company’s directors to attend each annual meeting of our stockholders. Wallace N. Kelly and Michael D. Stern attended the 2007 Annual Meeting of Stockholders.

Board and Committee Meetings and Attendance

The Board of Directors has three standing committees: a Compensation Committee, an Audit Committee and a Nominating and Corporate Governance Committee. Each of these committees operates under a written charter adopted by the Board. Copies of these charters are available in print to stockholders upon request, addressed to our Corporate Secretary, at 180 Van Riper Avenue, Elmwood Park, New Jersey 07407.

During our fiscal year ended June 30, 2008, our Board of Directors held five meetings, the Audit Committee held five meetings, the Compensation Committee held three meetings and the Nominating and Corporate Governance Committee held one meeting. With specific exceptions stated below, each director attended all meetings of the Board of Directors and all committees on which they served, held during the period for which they were a director or committee member, respectively. Mr. Nussle was unable to participate in one Board of Directors Meeting and one Audit Committee meeting.

Audit Committee. The Audit Committee reviews the results and scope of the annual audit of our financial statements and is directly responsible for the appointment, compensation and oversight of the work of our independent auditors (including resolution of disagreements between management and the independent auditors regarding financial reporting). The Audit Committee reviews the independence of the independent auditors, and considers such other matters which may come before the Audit Committee or at the direction of the Board of Directors. The formal report of our Audit Committee is included in this proxy statement. The current members of the Audit Committee are Ronald L. Nussle, Jr., John W. Poling, and Richard T. Swope. Mr. Poling serves as the Chair of the Audit Committee.

In accordance with Nasdaq Marketplace Rule 4350(d)(2)(A), the Board annually reviews the Nasdaq listing standards definition of independence for Audit Committee members and has determined that all members of our Audit Committee are independent (as independence is currently defined in Nasdaq Marketplace Rule 4200(a)15)). Our Board of Directors has determined that Mr. Poling qualifies as the audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K promulgated by the SEC based on, among other things, his education and professional experience.

Compensation Committee. The Compensation Committee, along with the other members of the Board, reviews and determines the salaries, bonuses and other forms of compensation payable to our executives and oversees all compensation programs for our executive officers and directors. In making a determination, the Committee and the Board give material consideration to Kreisler’s results of operations, financial condition and competitive factors. The compensation may include grants of options under our stock option plan to the named executive officers. Executive officers recommend the amount or form of director compensation for consideration by the Compensation Committee. The current members of the Compensation Committee are Ronald L. Nussle, Jr., John W. Poling, and Richard T. Swope. Mr. Swope is the Chair of the Compensation Committee. Each member of the Compensation Committee is an independent director as such term is defined in Nasdaq Marketplace Rule 4200(a)(15).

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee identifies, screens and recommends qualified candidates to serve as our directors and recommends to the Board of Directors the director nominees for the next annual meeting of stockholders. It also develops and recommends to the Board of Directors corporate governance guidelines applicable to us, advises the Board of Directors, on an annual basis, on the structure and membership of the committees of the Board of Directors, develops and periodically monitors and updates our corporate governance principles and policies, and leads the Board of Directors in its annual review of the Board of Director’s performance. The current members of the Nominating and Corporate Governance Committee are Ronald L. Nussle, Jr., John W. Poling, and Richard T. Swope. Mr. Poling is the Chair of the Nominating and Corporate Governance Committee. Each member of the Nominating and Corporate Governance Committee is an independent director as such term is defined in Nasdaq Marketplace Rule 4200(a)(15).

Stockholder Communications with Directors

The Board has established a process to receive communications from stockholders. Stockholders may communicate with the Board of Directors or individual members of the Board, including the respective Chairman of the Board’s Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee, by sending correspondence addressed to the Board or any such individual director or group or committee of directors by either name or title to the following address:

Corporate Secretary

Kreisler Manufacturing Corporation

180 Van Riper Avenue

Elmwood Park, NJ 07407

All communications received as set forth in the preceding paragraph will be opened by the office of our Corporate Secretary for the sole purpose of determining whether the contents represent a message to our directors. Any contents that are not in the nature of advertising, promotions of a product or service, or patently offensive material will be forwarded promptly to the addressee. In the case of communications to the Board or any group or committee of directors, the Corporate Secretary’s office will make sufficient copies of the contents to send to each director who is a member of the group or committee to which the envelope is addressed.

Consideration of Director Candidates Recommended or Nominated by Stockholders

The Nominating and Corporate Governance Committee will consider properly submitted stockholder recommendations for director candidates. Any stockholder who wishes to recommend a potential director nominee for consideration by the Nominating and Corporate Governance Committee should send a signed and dated letter, including the recommended nominee’s name and qualifications for Board membership, and such letter should be addressed to:

Corporate Secretary

Kreisler Manufacturing Corporation

180 Van Riper Avenue

Elmwood Park, NJ 07407

All stockholder recommendations of potential director nominees which are intended to be considered by the Nominating and Corporate Governance Committee in any year must be received by the Corporate Secretary not less than 90 days nor more than 120 days prior to the anniversary date of our most recent annual meeting of stockholders. This allows, upon a determination by the Nominating and Corporate Governance Committee to act upon such recommendation and nominate such potential director nominee, for such nominee to be included in our proxy statement and the form of proxy relating to the annual meeting of stockholders. The deadline for submitting to the Nominating and Corporate Governance Committee recommendations of potential director nominees for the 2009 Meeting is approximately August 11, 2009.

The Nominating and Corporate Governance Committee will consider recommendations received from stockholders of potential director nominees in a manner consistent with the Nominating and Corporate Governance Committee’s charter and its consideration of potential director nominees generally. The ultimate decision of whether to recommend a potential director nominee remains solely within the discretion of the Nominating and Corporate Governance Committee.

Qualifications for Potential Director Nominees

The Nominating and Corporate Governance Committee has not established specific minimum age, education, years of business experience, or specific types of skills for potential director nominees, but in general expects that qualified nominees will possess a proven record of business acumen, success, and leadership. This includes, but is not limited to, experience or expertise in one or more of the following areas: business, financial or accounting matters generally, the specific industry and markets in which we operate, and technical matters generally. In addition, potential director nominees will be evaluated by reference to requirements relating to the Board of Directors and committee composition under applicable securities laws and the Nasdaq Marketplace Rules.

Identifying and Evaluating Potential Director Nominees

The Nominating and Corporate Governance Committee assesses the appropriate size of the Board of Directors in accordance with our Certificate of Incorporation and Bylaws, whether any vacancies on the Board of Directors are expected, and what incumbent directors will stand for re-election at the next meeting of stockholders. If vacancies are anticipated, or otherwise arise, the Nominating and Corporate Governance Committee considers candidates for director suggested by members of the Nominating and Corporate Governance Committee and other Board members, as well as management, stockholders and other parties. The Nominating and Corporate Governance Committee also has the sole authority to retain a search firm to identify and evaluate director candidates. As described below, the Nominating and Corporate Governance Committee will also consider candidates recommended by stockholders. The Nominating and Corporate Governance Committee then makes recommendations to the Board of Directors regarding proposed candidates to fill the vacancy.

In the case of an incumbent director whose term of office expires, the Nominating and Corporate Governance Committee reviews such director’s service to Kreisler during the past term. The Nominating and Corporate Governance Committee reviews, among other things, the number of Board of Directors and committee meetings attended, as applicable, quality of participation, and whether the candidate continues to meet the general qualifications for a Board member outlined above. Those general qualifications include the director’s independence, as well as any special qualifications applicable to a member of a particular Board committee if such director serves on one or more committees of the Board of Directors and makes a recommendation regarding such director’s nomination for reelection to the Board of Directors. When a member of the Nominating and Corporate Governance Committee is an incumbent director eligible to stand for re-election, such director does not participate in the portion of the Nominating and Corporate Governance Committee meeting at which such director’s potential recommendation for nomination for election as a director is discussed by the Nominating and Corporate Governance Committee.

In the case of a new director candidate, if the person expresses a willingness to be considered and to serve on the Board, the Nominating and Corporate Governance Committee requests information from the candidate, reviews the person’s accomplishments and qualifications, including in light of any other candidates that the committee might be considering. The Nominating and Corporate Governance Committee will evaluate whether the nominee is independent, as independence is defined under the Nasdaq Marketplace Rules, and whether the nominee meets the qualifications for a Board member outlined above, as well as any special qualifications applicable to a member of a particular Board committee on which the nominee may be appointed to serve if elected. In connection with such evaluation, the Nominating and Corporate Governance Committee may also conduct one or more interviews with the candidate, either in person, telephonically or both. If warranted, one or more members of the Nominating and Corporate Governance Committee interview the nominee in person or by telephone. Nominating and Corporate Governance Committee members or members of management will also conduct a background check on a candidate and contact one or more references provided by the candidate, members of the business community or other persons that may have greater first-hand knowledge of the candidate’s accomplishments.

Upon completing the evaluation, and the interview in case of a new candidate, the Nominating and Corporate Governance Committee makes a recommendation to the Board of Directors as to whether to nominate the director nominee for election at the next stockholders meeting at which directors will be elected.

Except for incumbent directors standing for re-election as described above, there are no differences in the manner in which the Nominating and Corporate Governance Committee evaluates nominees for director, based on whether the nominee is recommended by a stockholder or by any other party.

PROPOSAL NO. 2

RATIFICATION OF THE SELECTION OF ROTHSTEIN, KASS & COMPANY, P.C.

AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of our Board has selected Rothstein, Kass & Company (“Rothstein Kass”), as our independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending June 30, 2009, and has directed that management submit the selection of Rothstein Kass as our independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. Rothstein Kass has audited our consolidated financial statements since the fiscal period ended March 31, 2006. A representative of Rothstein Kass is expected to be available at the annual meeting and will be available to respond to appropriate questions from our stockholders. The representative will have the opportunity to make a statement if he or she so desires to do so.

Stockholder ratification of the selection of Rothstein Kass as our independent registered public accounting firm is not required by our Bylaws or otherwise. However, the Audit Committee is submitting the selection of Rothstein Kass to the stockholders for ratification as a matter of good corporate governance. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee may in its discretion direct the appointment of different independent registered public accountants at any time during the year if they determine that such a change would be in the best interests of us and our stockholders.

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the selection of Rothstein Kass. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Abstentions and broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

RECOMMENDATION

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” RATIFICATION OF THE

SELECTION OF ROTHSTEIN, KASS & COMPANY, P.C. AS OUR INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

Fees paid to Rothstein, Kass & Company, P.C.

The fees paid to Rothstein Kass are disclosed in the table below:

Year ended June 30,	2008	2007
Audit Fees
Rothstein Kass	$115,000	$104,000

Audit-Related Fees
Rothstein Kass	7,300	5,600

Tax Fees
Rothstein Kass	0	0

All Other Fees
Rothstein Kass	2,300	1,900

Total Fees
Rothstein Kass	$124,600	$109,600

The total fees paid to Rothstein Kass for the fiscal years ended June 30, 2008 and June 30, 2007 totaled $124,600 and $109,600, respectively.

Audit Fees. Represent the aggregate fees billed by Rothstein Kass for professional services for the audit of our annual financial statements and the review of our financial statements included in our quarterly reports on Form 10-Q that we file with the SEC and services that are normally provided in connection with the statutory and regulatory filings and engagements.

Audit-Related Fees. Represent the fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and that are not disclosed under “Audit Fees” above.

Tax Fees. Represent the aggregate fees billed by Rothstein Kass for professional services rendered for tax compliance, tax advice and tax planning. No tax fees were paid to Rothstein Kass.

All Other Fees. Represent fees for services rendered by Rothstein Kass other than the services described in the foregoing categories.

Pre-Approval Policies

In accordance with applicable laws and regulations, the Audit Committee has adopted a policy for the pre-approval of all audit and non-audit services to be performed for us by our independent registered public accounting firm to ensure that the work does not compromise their independence in performing their audit services. Pursuant to this policy, all audit and non-audit services to be performed by the independent registered public accounting firm must be approved in advance by the Audit Committee. The Audit Committee may delegate to one or more of its members the authority to grant the required approvals, provided that any exercise of such authority to grant such pre-approvals is presented to, and ratified by, the full Audit Committee at its next regularly scheduled meeting.

The Audit Committee has considered and determined that the services provided by Rothstein Kass are compatible with Rothstein Kass maintaining its independence. The Audit Committee pre-approved all services provided by Rothstein Kass described below.

AUDIT COMMITTEE REPORT

The following is the report of the Audit Committee of the Board of Directors of Kreisler Manufacturing Corporation, describing the Audit Committee’s responsibilities and practices, specifically with respect to matters involving Kreisler’s accounting, auditing, financial reporting and internal control functions. Among other things, the Audit Committee reviews and discusses with management and with Kreisler’s independent registered public accounting firm the results of Kreisler’s year-end audit, including the audit report and audited financial statements. We, the members of the Audit Committee of the Board, are presenting this report for the fiscal year ended June 30, 2008.

All members of the Audit Committee are independent directors, qualified to serve on the Audit Committee pursuant to Nasdaq listing standards. In accordance with its charter, the Audit Committee oversees accounting, financial reporting, internal control over financial reporting, financial practices and audit activities of Kreisler and its subsidiaries. The Audit Committee members functions are not intended to duplicate or to certify the activities of management or the independent registered public accounting firm. The Audit Committee provides advice, counsel and direction to management and the independent registered public accounting firm on the basis of the information it receives, discussions with management and the independent registered public accounting firm, and the experience of the Audit Committee’s members in business, financial and accounting matters. The Audit Committee relies, without independent verification, on the information provided by Kreisler and on the representations made by management that the financial statements have been prepared with integrity and objectivity, on the representations of management, and the opinion of the independent registered public accounting firm that such financial statements have been prepared in conformity with accounting principles generally accepted in the United States, or GAAP.

The Audit Committee has reviewed and discussed the audited financial statements with our management. The Audit Committee also discussed with Rothstein, Kass & Company, P.C., our independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees,” as may be modified or supplemented. The Audit Committee has received the written disclosures and the letter from Rothstein, Kass & Company, P.C. required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with Rothstein, Kass & Company, P.C. its independence. The Audit Committee has also considered whether the provision of certain permitted non-audit services by Rothstein, Kass & Company, P.C. is compatible with their independence.

Based upon the review and discussions referred to above, the Audit Committee recommended to our Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended June 30, 2008 for filing with the SEC.

The information contained in this Audit Committee report shall not be deemed “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any document previously or subsequently filed with the SEC that incorporates by reference all or any portion of this proxy statement, except to the extent that we specifically incorporates it by reference into such filing.

The Audit Committee:

John W. Poling, Chair

Ronald L. Nussle, Jr.

Richard T. Swope

September 26, 2008

EXECUTIVE OFFICERS

Our executive officers are appointed by our Board and serve at their discretion. We currently have two executive officers, Michael D. Stern, who serves as our Co-President and Chief Executive Officer, and Edward A. Stern, who serves as our Co-President, Chief Financial Officer, Secretary and Treasurer. The following table sets forth certain information regarding our current executive officers.

Name and Position	Age as of October 23, 2008	Business Experience
Michael D. Stern Co-President, Chief Executive Officer, and Director	42	Michael D. Stern joined the sales department of Kreisler Industrial Corporation in 1990 and has served as Co-President and Chief Executive Officer of Kreisler since June 2004 and of Kreisler Industrial Corporation since September 2004. Mr. Stern became President of the Management Board of Directors of Kreisler Polska Sp. z o.o. in March 2005. Mr. Stern joined Kreisler’s Board of Directors in October 2004. Mr. Stern was Vice President – Operations of Kreisler Industrial Corporation from 1993 to 2004. Mr. Stern graduated with a Bachelor of Arts in economics from Emory University. Mr. Stern is the brother of Edward A. Stern, Kreisler’s Co-President, Chief Financial Officer, Secretary and Treasurer.

Edward A. Stern Co-President, Chief Financial Officer, Secretary and Treasurer	47	Edward A. Stern joined our production control department in 1991 and has served as Co-President, Chief Financial Officer, Secretary and Treasurer of Kreisler since June 2004 and of Kreisler Industrial Corporation since September 2004. Mr. Stern also serves as Vice President of the Management Board of Directors of Kreisler Polska Sp. z o.o. Mr. Stern was Vice President – Administration of Kreisler Industrial Corporation from 1993 to 2004. Prior to joining Kreisler, Mr. Stern’s experience included five years with American Airlines in the Corporate Finance and Financial Analysis areas. Mr. Stern graduated with a Master of Business Administration in finance and accounting from the Kellogg School of Management of Northwestern University and a Bachelor of Arts in economics from Emory University. Mr. Stern is the brother of Michael D. Stern, Kreisler’s director, Co-President and CEO.

EXECUTIVE OFFICER COMPENSATION

Summary Compensation Table

The following table sets forth the compensation awarded to, earned by or paid to our two executive officers, our Chief Executive Officer and our Chief Financial Officer, who we refer to as the “named executive officers,” for services rendered in all capacities to Kreisler and Kreisler’s subsidiaries during Kreisler’s fiscal years ended June 30, 2008 and 2007. A discussion of our equity compensation plans is provided and details regarding particular grants made to named executive officers are provided in the tables that follow.

Name and Principal Position	Year	Salary ($)		Bonus ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)		Total ($)
Edward A. Stern, Co-President, Chief Financial Officer, Secretary, and Treasurer(3)	2008	167,791	(4)	—	33,746	67,500	8,815	(5)	277,852
	2007	161,684	(4)	—	8,903	78,750	8,624	(5)	257,961

Michael D. Stern, Co-President, Chief Executive Officer, and Director(7)	2008	167,791	(4)	—	33,746	67,500	8,690	(6)	277,727
	2007	161,684	(4)	—	8,903	78,750	8,624	(6)	257,961

(1)	Performance-based bonuses paid under the fiscal 2008 and 2007 Incentive Compensation Plans are reported under the column “Non-Equity Incentive Plan Compensation.”
(2)	The amounts shown do not reflect compensation actually received by the named executive officers. Instead, the amounts are valued based on the amount recognized in fiscal 2008 and 2007 for financial statement reporting purposes for stock awards pursuant to Statement of Financial Accounting Standards No. 123 (revised 2004), Share-Based Payment, excluding an estimate of forfeitures related to service-based vesting conditions in accordance with the rules of the SEC. See “Note A. Operations and Summary of Significant Accounting Policies – Stock-Based Compensation” and “Note F. Stock Option Plan” in our Notes to Consolidated Financial Statements included in the original Form 10-K dated June 30, 2008 for a discussion of the relevant assumptions used in calculating fair value. This amount includes options granted in fiscal 2007 as no options were granted during fiscal 2008.
(3)	Edward A. Stern is also Chief Financial Officer, Secretary, Treasurer and Director of Kreisler Industrial Corporation, and Vice President of the Management Board of Directors of Kreisler Polska Sp. z o.o.
(4)	Includes $16,060 paid during fiscal 2008 and $18,270 paid during fiscal 2007 which was issued pursuant to an award granted under the 1997 Stock Option Plan. In fiscal 2008, this amount represents 25% of the product of 4,000 options exercised on May 18, 2007, multiplied by the product of the per share closing price of the common stock on the exercise date ($17.31) minus the exercise price per share of such options ($1.25). In fiscal 2007, this amount represents 25% of the product of 4,000 options exercised on February 26, 2007, multiplied by the product of the per share closing price of the common stock on the exercise date ($19.52) minus the exercise price per share of such options ($1.25).
(5)	These amounts represent (i) $4,875 for fiscal 2008 and $4,875 for fiscal 2007 of an annual automobile allowance provided by us and (ii) $3,940 in fiscal 2008 and $3,749 in fiscal 2007 in health insurance cost contributions paid by us.
(6)	These amounts represent (i) $4,750 for fiscal 2008 and $4,875 for fiscal 2007 of an annual automobile allowance provided by us and (ii) $3,940 in fiscal 2008 and $3,749 in fiscal 2007 in health insurance cost contributions paid by us.
(7)	Michael D. Stern is also Co-President, Chief Executive Officer and Director of Kreisler Industrial Corporation and President of the Management Board of Directors of Kreisler Polska Sp. z o.o.

OPTION EXERCISES

The following table summarizes the number of shares acquired and the value realized upon exercise of option awards held by each named executive officer during the fiscal years ended June 30, 2008 and 2007.

Name	Option Awards
	Year	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)
Edward A. Stern, Co-President , Chief Financial Officer, Secretary, and Treasurer	2008	0	$0
	2007	16,000	$137,320

Michael D. Stern, Co-President, Chief Executive Officer, and Director	2008	0	$0
	2007	16,000	$137,320

(1)	Represents the aggregate difference between the exercise price and the fair market value of the common stock on the date of exercise. The exercised options were originally granted in August 1997 and are also described in footnote 4 to the Summary Compensation Table above.

2007 Stock Incentive Plan. On December 11, 2008, the 2007 Stock Incentive Plan, which we refer to as the “2007 Plan,” was approved at the Annual Meeting of Stockholders. A maximum of 200,000 shares of Kreisler’s common stock may be issued under the 2007 Plan. The term for all stock options granted is ten years and options vest over a three-year period. In the event of a change in control, as defined in the 2007 Plan, all unexercised options become fully vested. No stock options, stock grants or restricted stock was issued under the 2007 Plan.

1997 Stock Option Plan. On November 25, 1997, the 1997 Stock Option Plan, which we refer to as the “1997 Plan,” was approved at the Annual Meeting of Stockholders. A maximum of 280,000 shares of Kreisler’s common stock may be issued under the 1997 Plan. The term for all stock options granted is ten years and options vest over a three-year period. In the event of a change in control, as defined in the 1997 Plan, all unexercised options become fully vested. No stock options could be granted under the 1997 plan after August 5, 2007. In fiscal year 2007, stock option awards were granted to named executive officers and directors under the 1997 Plan. On February 13, 2007, Michael D. Stern and Edward A. Stern were each awarded an option to purchase 21,000 shares of our common stock under our 1997 Stock Option Plan, at an exercise price of $10.83 per share. The option vests in three equal installments beginning on February 13, 2008, and expires February 12, 2017. See “- Compensation of Directors” for information on options granted to directors.

Non-Equity Incentive Plan Compensation. On November 26, 2007, the Compensation Committee of the Board of Directors approved our fiscal 2008 Incentive Compensation Plan, which provided for a potential cash bonus of up to 60% of the salary that Michael D. Stern and Edward A. Stern may earn. These bonuses were earned upon the satisfaction of non-financial and financial objectives previously set by the Compensation Committee, including objectives for corporate profitability, top line growth, accreditation and compliance, health and safety, customer quality and delivery performance. On September 9, 2008, the Compensation Committee approved cash bonuses under the fiscal 2008 Incentive Compensation Plan of $67,500 to each of Michael D. Stern and Edward A. Stern.

On May 7, 2007, the Compensation Committee of the Board of Directors approved our Fiscal Year 2007 Bonus Plan, which provided for a potential cash bonus of up to 60% of the salary that Michael D. Stern and Edward A. Stern may earn. These bonuses were earned upon the satisfaction of non-financial and financial objectives previously set by the Compensation Committee, including objectives for corporate profitability, top line growth, accreditation and compliance, health and safety, customer quality and delivery performance. On August 28, 2007, the Compensation Committee approved cash bonuses under the Fiscal Year 2007 Bonus Plan of $78,750 to each of Michael D. Stern and Edward A. Stern.

Base Salary. On February 13, 2007, the Compensation Committee of the Board of Directors recommended and the Board of Directors approved a salary increase for Michael D. Stern and Edward A. Stern, from $137,500 per year to $150,000 per year. This salary increase was effective on February 25, 2007. Effective with the pay period ended October 18, 2008, Michael D. Stern and Edward A. Stern unilaterally reduced their respective annual base salaries ten percent from $150,000 per year to $135,000 per year. This voluntary reduction in base salary is consistent with recent strategic actions designed to reduce our cost structure in light of current and anticipated market conditions and reflects Messrs. Sterns’ belief that, as leaders of the Company, they must be willing to make sacrifices and lead by example.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth all outstanding equity awards held at the end of the fiscal year ended June 30, 2008 by the named executive officers.

Option Awards(1)
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date
Edward A. Stern, Co-President, Chief Financial Officer, Secretary, and Treasurer	0	21,000	(2)	10.83	02/12/2017

Michael D. Stern, Co-President, Chief Executive Officer, and Director	0	21,000	(2)	10.83	02/12/2017

(1)	Represents options granted under our 1997 Plan.
(2)	Option to purchase 21,000 shares of Kreisler’s common stock granted on February 13, 2007 at an exercise price of $10.83, vesting in three equal annual installments beginning on February 13, 2008.

Compensation Committee Interlocks and Insider Participation

As discussed above, during the fiscal year ended June 30, 2008, our Compensation Committee consisted of Messrs. Nussle, Poling and Swope. None of these members is an officer or employee of Kreisler, and none of our executive officers serve as a member of a Compensation Committee of any entity that has one or more executive officers serving as a member of our Compensation Committee.

COMPENSATION OF DIRECTORS

The following table sets forth the compensation earned by each of our non-employee directors during the fiscal year ended June 30, 2008.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	All Other Compensation ($)		Total ($)
Wallace N. Kelly(2)	—	12,929	117,000	(3)	129,929

Ronald L. Nussle, Jr. (4)	11,500	19,400	—		30,900

John W. Poling(5)	19,750	12,929	—		32,679

Richard T. Swope(6)	14,750	12,929	—		27,679

(1)	The amounts are valued based on the amount recognized in fiscal 2008 for financial statement reporting purposes for stock awards pursuant to Statement of Financial Accounting Standards No. 123 (revised 2004), Share-Based Payment, excluding an estimate of forfeitures related to service-based vesting conditions in accordance with the rules of the SEC. See “Note A. Operations and Summary of Significant Accounting Policies – Stock-Based Compensation” and “Note F. Stock Option Plan” in our Notes to Consolidated Financial Statements included in the original Form 10-K for a discussion of the relevant assumptions used in calculating fair value. This amount includes options granted only in fiscal 2007 as no options were granted during fiscal 2008.
(2)	At the end of Fiscal Year 2008, Mr. Kelly had 8,000 options outstanding.
(3)	Represents amounts paid to Mr. Kelly for consulting services performed pursuant to the supplemental agreement between us and Mr. Kelly. See “– Consulting Agreement with Mr. Kelly.”
(4)	At the end of Fiscal Year 2008, Mr. Nussle had 12,000 options outstanding.
(5)	At the end of Fiscal Year 2008, Mr. Poling had 8,000 options outstanding.
(6)	At the end of Fiscal Year 2008, General Swope had 8,000 options outstanding.

Fees. Each director of Kreisler who is not an officer receives a fee of $10,000 per year and is entitled to the reimbursement of reasonable out-of-pocket expenses. The Chairman of the Audit Committee receives a fee of $5,000 per year. The Chairmen of the Compensation Committee and the Nominating and Corporate Governance Committee each receive a fee of $2,500 per year. Each member of the Board of Directors will be paid $750 for each meeting attended in-person and $250 for each meeting attended telephonically, up to an annual maximum of $3,500. Directors who are our employees or consultants do not receive additional compensation for their services as our directors.

Stock options. Stock options are granted to directors from time to time at the discretion of the Compensation Committee and the Board of Directors. The Company does not presently maintain any program with respect to automatic grants to directors at the time of joining the board or annual grants to directors.

CERTAIN RELATIONSHIPS AND RELATED-PARTY TRANSACTIONS

Consulting Agreement with Wallace N. Kelly

On July 1, 2005, Kreisler and Wallace N. Kelly, Chairman of the Board of Directors since June 2004, entered into a letter agreement, referred to as the “consulting agreement.” The consulting agreement set forth the terms of our engagement of Mr. Kelly to render technical advisory services to Kreisler in the areas of process engineering, product development, strategic planning, and customer and marketing support, as directed by our Chief Executive Officer. We agreed to pay Mr. Kelly $1,000 for each full (eight hours or greater) day that he performs such services during the term of the consulting agreement. For days that Mr. Kelly performs the services during less than eight hours, the fee will be based on the fraction of actual hours during which the services were performed. We will also reimburse Mr. Kelly for all reasonable out-of-pocket expenses incurred during the term of the consulting agreement. These include, but are not limited to, Mr. Kelly’s commute to or from his home residence, living expenses while on site in New Jersey, and certain business travel and entertainment expenses. The consulting agreement became effective on July 1, 2005 and continues until thirty days following a written termination notice sent by either party to the consulting agreement. A copy of this consulting agreement was previously filed as an exhibit to our current report on Form 8-K which was filed with the SEC on September 19, 2005. The discussion of the terms of the consulting agreement outlined herein is qualified in its entirety by reference to the full text of such agreement. During our fiscal years ended June 30, 2008 and 2007, we paid $117,000 and $150,000 to Mr. Kelly, and reimbursed Mr. Kelly $30,000 and $36,000 for his out of pocket expenses, respectively.

Policy for Evaluating Related-Party Transactions

The Audit Committee has established procedures for the review, approval or ratification of related party transactions. Pursuant to these procedures, the Audit Committee reviews and approves (i) all related party transactions when and if required to do so by applicable rules and regulations, (ii) all transactions between Kreisler or any of its subsidiaries and any of Kreisler’s executive officers, directors, director nominees, or any of their immediate family members and (iii) all transactions between Kreisler or any of its subsidiaries and any security holder who is known by Kreisler to own of record or beneficially more than five percent of any class of Kreisler’s voting securities, other than transactions that (a) have an aggregate dollar amount or value of less than $120,000 (either individually or in combination with a series of related transactions) and (b) are made in the ordinary course of business of Kreisler or its subsidiary, as applicable, and such related party. In approving or rejecting the proposed transaction, our Audit Committee would consider the relevant facts and circumstances available and deemed relevant, including, but not limited to, the risks, costs and benefits to us, the terms of the transaction, the availability of other sources for comparable services or products, and, if applicable, the impact on a director’s independence.

During fiscal 2008, all of the transactions described in this section that were subject to the Audit Committee’s policies and procedures described above, were reviewed and approved or ratified by the Audit Committee or the Board.

SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of October 23, 2008, certain information with respect to the beneficial ownership of the common stock (i) by each person who is known by us to be the beneficial owner of more than 5% of the common stock, (ii) by each of our directors and nominees for director, (iii) by each of our named executive officers, as defined below, and (iv) by all of our directors and executive officers as a group. Except as otherwise indicated in the footnotes to this table, the persons named in the table have sole investment and voting power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable.

Beneficial Owner	Beneficial Ownership (1)		Percent of Class(2)
Wallace N. Kelly	693,935	(3)	37.2%

Ronald L. Nussle, Jr.	—		*

John W. Poling	—		*

Edward A. Stern	31,567		1.7%

Michael D. Stern	31,563		1.7%

Richard T. Swope	—		*

All directors and executive officers of the Company as a group (6 persons)	757,065		40.5%

*	Less than one percent
(1)	The securities “beneficially owned” by a person are determined in accordance with the definition of “beneficial ownership” set forth in the rules and regulations of the Securities and Exchange Commission, referred to as the “SEC.” The beneficially owned securities include securities as to which the individual or entity has or shares voting or investment power or has the right to acquire voting or investment power within 60 days after October 23, 2008. Beneficial ownership may be disclaimed as to certain of the securities. Unless indicated otherwise, the business address of the beneficial owners who are Kreisler directors and executive officers is c/o Kreisler Manufacturing Corporation, 180 Van Riper Avenue, Elmwood Park, New Jersey 07407.
(2)	Percent of class is based on 1,867,948 shares outstanding as of October 23, 2008.
(3)	Includes 10,667 shares directly owned by Mr. Kelly and 683,268 shares held in a trust established under the will of Lucile Stern for the benefit of Edward A. Stern, Michael D. Stern, Jody L. Stern and Jeffery R. Stern. Mr. Kelly serves as the sole trustee of this trust and has sole voting and investment power over the shares in the trust.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who beneficially own more than ten percent of our common stock to file with the SEC an initial statement of beneficial ownership (Form 3), and statements of changes in beneficial ownership (Form 4), of our common stock and other equity securities. Officers, directors and greater than ten percent beneficial owners are required by regulations of the SEC to furnish us with copies of all Section 16(a) forms they file.

Based solely on our review of the Form 3, 4 and 5 filed by or furnished to us, and written representations that no other forms were required during the fiscal year ended June 30, 2008, we believe that all reports required by Section 16(a) to be filed by our officers, directors and greater than ten percent beneficial owners were complied with.

NO INCORPORATION BY REFERENCE

In our filings with the SEC, information is sometimes “incorporated by reference.” This means that we are referring you to information that has previously been filed with the SEC and the information should be considered as part of the particular filing. As provided under SEC regulations, the Audit Committee Report contained in this proxy statement is specifically not incorporated by reference into any other filings with the SEC. In addition, this proxy statement includes website addresses. These website addresses are intended to provide inactive, textual references only. The information on these websites is not part of this proxy statement.

STOCKHOLDER PROPOSALS – 2009 ANNUAL MEETING

Stockholder proposals may be included in our proxy materials for an Annual Meeting so long as they are provided to us on a timely basis and satisfy the conditions set forth in Rule 14a-8 under the Securities Exchange Act of 1934 (the “Exchange Act”). For a stockholder proposal to be included in our proxy materials for the 2009 Annual Meeting of Stockholders, the proposal must be submitted in writing by June 30, 2009, to our Corporate Secretary at 180 Van Riper Avenue, Elmwood Park, New Jersey 07407.

If you wish to submit a proposal outside of the process of Rule 14a-8 under the Exchange Act, in order for such proposal to be considered “timely” for the purposes of Rule 14a-4(c) under the Exchange Act, the proposal must be received at the above address not later than September 18, 2009. If we do not have notice of a proposal on or prior to September 18, 2009, discretionary authority shall be granted to the persons designated in our proxy related to the 2009 meeting to vote on such proposal.

In addition, our Bylaws require that proposals of stockholders made outside of Rule 14a-8 under the Exchange Act must be submitted, in accordance with the requirements of our Bylaws, not later than October 10, 2009 and not earlier than September 10, 2009; provided, however, that in the event that the 2009 Annual Meeting is called for a date that is not within 30 days before or after December 9, 2009, such proposal must be received not later than the close of business on the tenth day following the day on which notice of the date of the Annual Meeting was mailed or public disclosure of the date of the Annual Meeting was made, whichever first occurs. You are also advised to review our Bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations

OTHER MATTERS

Our Board knows of no other matters that have been submitted for consideration at this Annual Meeting. If any other matters properly come before our stockholders at this Annual Meeting, the persons named on the enclosed proxy card intend to vote the shares they represent in accordance with their best judgment.

ANNUAL REPORT TO STOCKHOLDERS

A copy of our Annual Report on Form 10-K for the fiscal year ended June 30, 2008 as filed with the SEC, is being mailed concurrently with this proxy statement (as part of our annual report to stockholders). A copy of our Annual Report on Form 10-K for the fiscal year ended June 30, 2008, as filed with the SEC, is available without charge, except for exhibits to such report, by sending a written request to: Kreisler Manufacturing Corporation, 180 Van Riper Avenue, Elmwood Park, New Jersey 07407, Attention: Edward A. Stern, Co-President, Chief Financial Officer, Secretary and Treasurer or via e-mail to InvestorRelations@kreislermfg.com.

By Order of the Board of Directors,

/s/ Edward A. Stern
Edward A. Stern
Co-President, Chief Financial Officer, Secretary and Treasurer

REVOCABLE PROXY

KREISLER MANUFACTURING CORPORATION

ANNUAL MEETING OF STOCKHOLDERS, DECEMBER 9, 2008

THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints Edward A. Stern and Vivian Gonzalez, as attorneys-in-fact and proxies of the undersigned, each with full power of substitution, for and in the name, place and stead of the undersigned to appear at the 2008 Annual Meeting of Stockholders of Kreisler Manufacturing Corporation to be held on the 9th day of December 2008, and at any postponement, adjournment or rescheduling thereof, and to vote all of the shares of common stock of Kreisler Manufacturing Corporation which the undersigned is entitled to vote, with all the powers and authority the undersigned would possess if personally present.

The Board of Directors recommends a vote “FOR” the election of the nominees listed in Proposal 1 and “FOR” Proposal 2 .

The undersigned hereby directs the proxies to vote as follows:

(1) Election of Directors

	☐ FOR all nominees listed below	☐	WITHHOLDING AUTHORITY to vote for all nominees listed below

Nominees:	Wallace N. Kelly
Ronald L. Nussle, Jr.
John W. Poling
Michael D. Stern
Richard T. Swope

☐ FOR all nominees listed above except (see instructions below)

(INSTRUCTION: To withhold authority to vote for any individual nominee, mark “FOR all nominees listed above except” and write the name(s) of such nominee(s) on the line provided below).

(2) Ratification of the selection of Rothstein, Kass & Company, PC as Kreisler’s independent registered public accounting firm for the fiscal year ending June 30, 2009.

☐ FOR	☐ AGAINST	☐ ABSTAIN

(3) In their discretion, to vote on such other business as may properly come before the annual meeting or any postponement, adjournment or rescheduling thereof.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED. IF NO DIRECTIONS TO THE CONTRARY ARE INDICATED IN THE BOXES PROVIDED THE STOCKHOLDERS WILL BE DEEMED TO HAVE GIVEN THE PROXY HOLDERS COMPLETE DISCRETION IN VOTING HIS, HER OR ITS SHARES AT THE MEETING. IN THAT CASE, THE PERSONS NAMED HEREIN INTEND TO VOTE FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR LISTED IN PROPOSAL 1 AND FOR PROPOSAL 2. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

THIS PROXY CONFERS CERTAIN DISCRETIONARY AUTHORITY DESCRIBED IN THE PROXY STATEMENT. THE ATTORNEYS AND PROXIES NAMED HEREIN PRESENT AND ACTING IN PERSON OR BY THEIR SUBSTITUTES (OR, IF ONLY ONE IS PRESENT AND ACTING, THEN THAT ONE) MAY EXERCISE ALL OF THE POWERS HEREUNDER.

The undersigned hereby acknowledges receipt of Kreisler Manufacturing Corporation’s notice of the annual meeting, proxy statement relating to the annual meeting, and 2008 Annual Report to Stockholders.

Date: , 2008
(Please date)

(Please Print Stockholder Name)

(SEAL)
(Stockholder’s Signature)

Date: , 2008
(Please date)

(Please Print Stockholder Name)

(SEAL)
(Stockholder’s Signature)

Please sign your name exactly as it appears on your stock certificate(s), including any official position or representative capacity. If shares are registered in more than one name, all owners should sign.

PLEASE DATE, SIGN AND MAIL IN THE ENCLOSED REPLY ENVELOPE